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                                                          RIVERSOURCE [LOGO](R)
                                                                 INVESTMENTS

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT -- APRIL 24, 2007*

     RIVERSOURCE TAX-EXEMPT BOND FUND -- PROSPECTUS (1/29/07) S-6310-99 AD

          RIVERSOURCE TAX-EXEMPT BOND FUND -- SAI (3/30/07) S-6500 V

PROSPECTUS
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The Principal Investment Strategies section of the prospectus has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES
The Fund's assets are invested primarily in high and medium quality municipal bonds and other debt obligations. Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds and other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax. At least 75% of the Fund's net assets will be in investments: (1) rated in the top four rating categories by Moody's Investors Service, Inc., Standard & Poor's Corporation, or Fitch Investors Services, Inc., (2) rated comparable to those four rating categories given by other independent rating agencies, or (3) unrated bonds and other debt obligations that are believed by the investment manager (RiverSource Investments, LLC) to be of investment grade credit quality. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk in an effort to achieve higher yield and/or capital appreciation by investing up to 25% of its net assets in below investment grade (junk) bonds. The Fund does not intend to invest in debt obligations the interest from which is subject to the alternative minimum tax (AMT).

In pursuit of the Fund's objective, the investment manager chooses investments by:

o Considering opportunities and risks in municipal obligations given current and expected interest rates.

o Targeting an average portfolio duration within one year of the duration of the Lehman Brothers 3-Plus Year Municipal Bond Index. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to pay the principal and interest on the bond and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

o Identifying municipal obligations across the credit quality spectrum, including non-rated securities or securities that have been given a lower rating by a rating agency that, in the investment manager's opinion, have similar characteristics to rated municipal obligations that it believes represent strong relative value and that have characteristics (coupon, call, maturity, etc.) that fit the Fund's investment strategy.

o Seeking to identify investments that contribute to portfolio diversification. The investment manager attempts to modify relative exposure to certain credit sectors, maturities, states or bond structures based on the investment manager's opinion of relative value and expected market trends.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o   The security is overvalued relative to alternative investments.

o The issuer's credit rating declines or the investment manager expects a decline in the issuer's creditworthiness (the Fund may continue to own securities that are downgraded until the investment manager believes it is advantageous to sell).

o Political, economic, or other events could affect the issuer's performance.

o   The investment manager expects the issuer to call the security.

o The investment manager identifies a more attractive investment opportunity.

o The issuer or the security continues to meet the security selection criteria described above.

The investment manager may use derivative investments, such as options, futures, forward contracts, swaps, and structured notes, including inverse floaters, to produce incremental earnings, to increase flexibility, to gain exposure to a certain sector of the market or to hedge against existing positions.

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S-6310-3 A (4/07)
* Valid until next prospectus update.
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PRINCIPAL RISKS
Credit Risk in the Principal Risks section has been revised as follows:

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Non-investment grade securities may have greater price fluctuations and are more likely to experience a default than investment grade bonds.

The following risk has been added the Principal Risks section:

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

The rest of this section remains unchanged.

STATEMENT OF ADDITIONAL INFORMATION
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NON-FUNDAMENTAL POLICIES
The Fund's non-fundamental policy regarding debt securities has been revised as follows:

At least 75% of the fund's investments in bonds and other debt securities must be rated in the top four grades by Moody's, S&P or Fitch Investors Services, Inc., be of comparable rating given by other independent rating agencies, or, if unrated, believed by the investment manager to be of investment grade credit quality. Up to 25% of the fund's remaining investments may be non-investment grade securities.


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